FINANCE INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Other Income and Expenses [Abstract]
Interest income on short-term deposits	$ 243	$ 66	$ 139
Bank fees and Interest expenses	(7)	(7)	(7)
Changes in provision for royalties	255	82	56
Exchange rate differences	(27)	95	56
Changes in derivatives fair value	9
Total financing income	$ 473	$ 236	$ 244